ASSIGNMENT AND ASSUMPTION OF CONTRACTS



STATE OF SOUTH CAROLINA  '
                         '  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF GREENVILLE     '


     That, C.M. Complex Joint Venture , a California general partnership and Cable Plant Joint Venture, a California general partnership (collectively "Assignor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, to Assignor in hand paid, the receipt and legal sufficiency of which are hereby acknowledged, hereby transfers, assigns and sets over unto Hawthorne Street Properties LLC, a Delaware limited liability company doing business in Illinois as Hawthorne Street Properties L.L.C., as Agent for LaSalle National Trust, N.A., as Trustee under Trust Agreement dated August 2, 1996 and Known As Trust Number 120414 ("Assignee"), all of the right, title and interest of Assignor in and to the contracts with The Illinois Department of Transportation and Security Link described on Exhibit B attached hereto and made a part hereof for all purposes, (together, the "Contracts") relating to space in the real property described on Exhibit A, attached hereto and made a part hereof for all purposes (the "Property").

     TO HAVE AND TO HOLD the Contracts, together with any and all of the rights and appurtenances thereto in anywise belonging to Assignor, unto Assignee and Assignee's successors and assigns forever, and Assignor does hereby bind Assignor and Assignor's legal representatives and successors, to WARRANT AND FOREVER DEFEND all and singular the Contracts unto Assignee and Assignee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

     In consideration of the foregoing assignment, Assignee hereby assumes, and agrees to perform all of the obligations of Assignor under the Contracts, accruing from and after the date of this Assignment and indemnifies and agrees to defend Assignor, its general partner and their respective affiliates and holds Assignor, its general partner and their respective affiliates and their and their affiliates' officers, directors, employees, agents and representatives, harmless from any and all loss, cost, damage, claim, cause of action, fine, fee, lien, liability and expense including reasonable attorneys' fees and expenses arising out of or in connection with the Contracts to the extent and only to the extent such indemnified losses, costs, damages, claims, causes of action, fines, fees, liens, liabilities and expenses relate to the period from and after the date of this Assignment.

     Assignor hereby agrees to indemnify and defend assignee, harmless from any and all loss, cost, damage, claim, cause of action, fine, fee, liability and expense including reasonable attorney's fees and expenses arising out of or in connection with the contracts to the extent and only to the extent such indemnified losses, costs, damages, claims, causes of action, fines, fees, liens, liabilities and expenses relate to the period prior to the date of this Assignment.

     Assignor hereby represents and warrants that all service contracts relating to the Property, other than the Contracts, have been terminated.

     EXECUTED effective as of this      day of          , 1996.



                              ASSIGNOR:


                              C.M. COMPLEX JOINT VENTURE
                              a California general partnership


                              By: ANGELES INCOME PROPERTIES, LTD. 6
                              a California limited partnership, its general partner


                              By:  ANGELES REALTY CORPORATION II, a
                              California corporation, its sole general partner



                              By:
                              Its:


                              CABLE PLANT JOINT VENTURE, a
                              California general partnership

                              By: ANGELES INCOME PROPERTIES, LTD. 6
                              a California limited partnership, its general partner

                              By:  ANGELES REALTY CORPORATION II, a
                              California corporation, its sole general partner

                              By:
                              Its:




ASSIGNEE:


HAWTHORNE STREET PROPERTIES LLC,
a Delaware limited liability company doing business in Illinois as Hawthorne Street Properties L.L.C., as Agent for LaSalle National Trust N.A., as Trustee under Trust Agreement dated August 2, 1996 and known as Trust No. 120414

By:  Hawthorne Street, Inc., a
     Delaware corporation as member



By:
     Thomas E. Whyte
     President